8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 20, 2004

Wachovia Auto Owner Trust
(Isuuer in respect of the Asset Backed Notes, 2004-B)

(Exact name of registrant as specified in its charter)

Delaware	333-117468	52-223151

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

301 South College Street, Suite E Charlotte, NC 28288-5578 (Address of principal executive officer)

c/o Wachovia Bank, NA, as servicer
One Wachovia Center, 301 South College Street
Charlotte, NC 28288-5578

      Registrant's Telephone Number, including area code:   (704) 715-3097

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 20, 2004, the servicer for the Wachovia Auto Owner Trust 2004-B delivered to the indenture trustee or the paying agent (for the indenture trustee or the paying agent to forward to each noteholder of record as of the most recent record date) and to the owner trustee (for the owner trustee to forward to each certificateholder of record as of the most recent record date) the distribution statement for the collection period ended November 30, 2004

Item  9.01 Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Exhibits

Exhibit 20: Wachovia Auto Owner Trust 2004-B distribution statement to noteholders and certificateholders for the collection period ended November 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WACHOVIA BANK, NA

By: \s\ Jacob Mayes Name: Jacob Mayes Title: Vice President	Dated: December 20, 2004

Exhibit Index

20      Monthly Statements sent to Certificate holders with respect to the December 20, 2004 Remittance Date.